UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
May 11, 2010 (May 11, 2010)
STERLING CHEMICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50132	76-0502785
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

333 Clay Street, Suite 3600
Houston, Texas	77002-4109
(Address of Principal Executive Offices)	(Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Names or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.
On May 11, 2010, Sterling Chemicals, Inc. (“Sterling”) issued a press release announcing that Sterling’s board of directors has authorized Sterling’s management to pursue the acquisition of companies or assets with the goals of materially diversifying its cash flow streams, creating long-term growth opportunities and providing a platform for listing Sterling’s shares of common stock on The NASDAQ Stock Market or the New York Stock Exchange.
The press release announcing Sterling’s new strategic acquisition initiative is included in this Current Report as Exhibit 99.1 and incorporated by reference herein.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated May 11, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2010	STERLING CHEMICALS, INC.
	By:	/s/ Kenneth M. Hale
Kenneth M. Hale
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 11, 2010.